Exhibit 99.1

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE YOUR PROXY TODAY. Authorize your proxy by Internet — Quick ★★★ EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail CONSTELLATION ACQUISITION CORP I Your Internet authorization authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Authorizations submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2026. INTERNET — www.cstproxyvote.com Use the Internet to authorize your proxy. Have your proxy card available when you access the above website. Follow the prompts to authorize the vote of your shares. Vote at the meeting — If you plan to attend the virtual online extraordinary general meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting. To attend: https://www.cstproxy.com/[●]/[●] MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE AUTHORIZING YOUR PROXY ELECTRONICALLY. ▲FOLD HERE—DO NOT SEPARATE—INSERT IN ENVELOPE PROVIDED▲ Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on , 2026 To view the Notice and Proxy Statement/Prospectus dated [●], 2026 (the "Proxy Statement/Prospectus") and to attend the Extraordinary General Meeting of Shareholders, please go to: https://www.cstproxy.com/[●]/[●] THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONSTELLATION ACQUISITION CORP I The undersigned appoints [●] and [●], and each of them as proxies, each with the power to appoint a substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of Constellation Acquisition Corp I ("CSTA") held of record by the undersigned at the close of business on , 2026 at the Extraordinary General Meeting of Shareholders (the "Extraordinary General Meeting") of CSTA to be held on , 2026 at a.m. Eastern Time, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)

PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3. Please mark your votes like this 1. Proposal No. 1—The Business Combination Proposal — RESOLVED, as an ordinary resolution, that CSTA's entry into the Business Combination Agreement, dated as of April 9, 2026, attached to the Proxy Statement/Prospectus as Annex A (the "Business Combination Agreement"), pursuant to which and among other things, on the terms and subject to the conditions set forth in the Business Combination Agreement, the parties will complete the Business Combination (as such term is defined in the Proxy Statement/Prospectus) described in the Proxy Statement/Prospectus, be approved, ratified and confirmed in all respects. 2. Proposal No. 2 — The Merger Proposal — RESOLVED, as a special resolution, that the Plan of Initial Merger (as attached to the Proxy Statement/Prospectus as Annex B) be authorised, approved and confirmed in all respects, that CSTA be and is hereby authorised to enter into the Plan of Initial Merger, and that the merger of CSTA with and into CAC Merger Sub I LLC with CAC Merger Sub I LLC surviving the merger be authorised, approved and confirmed in all respects. 3. Proposal No. 3 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates or indefinitely if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are insufficient CSTA Class A Ordinary Shares and CSTA Class B Ordinary Shares (as each such term is defined in the Proxy Statement/Prospectus) in the capital of CSTA represented (either in person or by proxy) at the extraordinary general meeting to approve the Business Combination Proposal, or (ii) where the CSTA board of directors has determined it is otherwise necessary. CONTROL NUMBER Signature _____________________________________ Signature, if held jointly ___________________________________ Date ____________________ , 2026 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor. administrator. trustee. guardian or corporate officer. please give title as such. When signing as a corporation. please sign in full corporate name by president or other authorized officer. When signing as a partnership. please sign in partnership name by an authorized person.